                                  EXHIBIT 24.1

                                Power of Attorney

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, the undersigned, being Officers and Directors of Clayton Williams Energy, Inc. (the "Company"), a Delaware corporation, do hereby constitute and appoint Mel G. Riggs and L. Paul Latham, or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our names in the capacities indicated which Mel G. Riggs and L. Paul Latham, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Company's Annual Report on Form 10-K for the year ended December 31, 2000, including specifically, but not limited to, the power and authority to sign such Form 10-K for us, or any of us, in our names in the capacities indicated, and any and all amendments thereto; and we do hereby ratify and confirm all that Mel
G. Riggs and L. Paul Latham or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2001.

/s/ CLAYTON W. WILLIAMS                                       /s/ L. PAUL LATHAM
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CLAYTON W. WILLIAMS                                           L. PAUL LATHAM
President, Chairman of the Board,                             Executive Vice President, Chief Operating
Chief Executive Officer and a Director                        Officer and a Director


/s/ MEL G. RIGGS                                              /s/ JERRY F. GRONER
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MEL G. RIGGS                                                  JERRY F. GRONER
Senior Vice President - Finance, Secretary,                   Vice President - Land and Lease Administration
Treasurer, Chief Financial Officer and a Director             and a Director
(Principal Financial and Accounting Officer)


/s/ / STANLEY S. BEARD                                        /s/ ROBERT L. PARKER
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STANLEY S. BEARD                                              ROBERT L. PARKER
Director                                                      Director


/s/ JORDAN R. SMITH
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JORDAN R. SMITH
Director